UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

OMNIQ CORP.

(Exact name of registrant as specified in charter)

Delaware	001-40768	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1865 West 2100 South, Salt Lake City, UT 84119

(Address of Principal Executive Offices) (Zip Code)

(714) 899-4800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	OMQS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2023, on July 6, 2023, OmniQ Corp. (the “Company”) entered into a Share and Rights Purchase Agreement (the Agreement”) with Afcon Holdings Ltd., (“Afcon”), a company organized under the laws of the State of Israel, and Ateka Ltd. (“Ateka”), a company organized under the laws of the State of Israel (Afcon and Ateka, jointly and severally, shall be referred to together as the “Sellers”) (OminQ and its newly formed wholly owned subsidiary which shall be alternatively referred to together as the “Company” or the “Purchaser”), and Tadiran Telecom Communication Services in Israel Ltd. (“TBSI”), a company organized under the laws of the State of Israel, Tadiran Telecom Communication Services in Israel L.P. (“TBSI LP”), a limited partnership organized under the laws of the State of Israel, Tadiran Telecom Technologies (2011) Ltd. (“TTT”), a company organized under the laws of the State of Israel, Tadiran Telecom (TTL) L.P. (“TTL LP”) a limited partnership organized under the laws of the State of Israel (TBSI, TBSI LP, TTT and TTL LP shall be referred together as “TT”).

The Agreement provided for termination after 60 days if not renewed. On October 4, 2023, as a result of the non-fulfilment of certain conditions, the Company and the Sellers mutually terminated the Agreement, As a result of the termination, the Company will not make the $12,500,000 cash payment and the issuance of shares of common stock having a value of $2,750,000. Additionally, the Agreement provides for a mutual release of claims among the parties and their affiliates, in the event of an effective termination. [The parties have agreed to continue discussions regarding a potential mutually beneficial relationship .]

Item 1.02. Termination of Material Definitive Agreement.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 1.02.

Item 7.01 Regulation FD Disclosure

On October 5, 2023, the Company issued a press release regarding the subject matter of item 1.01. A copy of the press release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2023

OMNIQ Corp.

By:	/s/ Shai S. Lustgarten
Shai S. Lustgarten
President and CEO